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                                                       EX-21

                                               KENNEDY-WILSON, INC.

                                               LIST OF SUBSIDIARIES

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         Name                                                                           State or Other
                                                                                        Jurisdiction of
                                                                                        Incorporation
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
Carriage Villas Group, Inc.                                                                      CA

Dealco One, Inc.                                                                                 CA

Dealco Two, Inc.                                                                                 CA

KW Management Svs. Inc.                                                                          CA

Edinger Business Centre Group, Inc.                                                              CA

Kuhio Group, Inc.                                                                                CA

KW Properties                                                                                    CA

KW Capital Corporation                                                                           CA

Kennedy-Wilson International                                                                     CA

KW Hilltop, Inc.                                                                                 CA

KW Properties I                                                                                  CA

KWP Financial I                                                                                  CA

KWP Financial II                                                                                 CA

KWP Financial III                                                                                CA

Monarch Investors, Inc.                                                                          CA

Mutual Capital Mortgage Company                                                                  CA



                                       - 1 -

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Plaza Centre Group, Inc.                                                                         CA

Prestonwood Group, Inc.                                                                          CA

Rancho Del Valle Properties Group Inc.                                                           CA

Southwood Townhomes Group, Inc.                                                                  CA

Stonegate Group, Inc.                                                                            CA

VDE Corona Group, Inc.                                                                           CA

Vista Waikoloa Group, Inc.                                                                       CA

Westborough Court Group, Inc.                                                                    CA

Wilshire & 7th Properties, Inc.                                                                  CA

KWP Financial IV                                                                                 CA

KW Reno Equity, Inc.                                                                             CA

KW Maple Partners, Inc.                                                                          CA

KW-LP Investments, Inc.                                                                          CA

Kona Surf Group, Inc.                                                                            CA

Kona Surf Investors, LLC                                                                         CA

KW Upland Equities, Inc.                                                                         CA

5900 Sepulveda Property Group, Inc.                                                              CA

KW Portfolio Group I, Inc.                                                                       DE

KW Portfolio Group II, Inc.                                                                      DE


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Kennedy-Wilson Portfolio Fund I, LLC                                                             DE

Kennedy-Wilson Portfolio Fund II, LLC                                                            DE

301 South Fair Oaks, LLC                                                                         CA

Del Mar Pasadena, LLC                                                                            CA

KW Del Mar Group, Inc.                                                                           CA

K-W Laurel Wood, Inc.                                                                            CA

Hilltop Colony, LLC                                                                              CA

K-W Hilltop, Inc.                                                                                CA

KW Paseo Heights, Inc.                                                                           CA

KW Paseo Heights, LLC                                                                            CA

KW Paseo Group, Inc.                                                                             CA

KW 1055 Wilshire Group, Inc.                                                                     CA

Vista Del Valle, LLC                                                                             CA

Beverly Crescent LLC                                                                             CA

KW Crescent Group, Inc.                                                                          CA

KW Puako Group, Inc.                                                                             CA

KW Puako, LLC                                                                                    CA


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K-W 6380 Wilshire Group, Inc.                                                                    CA

KW Rochester, Inc.                                                                               CA

KW Rochester Group, Inc.                                                                         CA

KW Rochester 24, LLC                                                                             CA

KW Westlake 15, Inc.                                                                             CA

801 Flower Group, Inc.                                                                           CA

SFR Properties, LLC                                                                              CA

KWP Financial V                                                                                  CA

KW Japan Investments                                                                             DE

KW Kau Group, Inc.                                                                               CA

KW Kau LLC                                                                                       CA

KW Kohanaiki Group, Inc.                                                                         CA

KW Kohanaiki LLC                                                                                 CA

KW Courtyard Homes, LLC                                                                          CA

KW Courtyard Homes Group, Inc.                                                                   CA

Kennedy-Wilson Properties, Ltd.                                                                  IL

KW 7080 Hollywood Group                                                                          CA

KW 6255 Sunset Group, Inc.                                                                       CA

KW Santiago, Inc.                                                                                CA

Woodcreek, Inc.                                                                                  CA

KW Valencia Group, Inc.                                                                          CA


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Kennedy-Wilson Tech, Ltd.                                                                        CA

e-KWIC, Inc.                                                                                     CA

K-W Black Oak, Inc.                                                                              CA

K-W Mitchell, Inc.                                                                               CA

K-W Euclid, Inc.                                                                                 CA

K-W Falcon Crest, Inc.                                                                           CA

Downtown Properties NY LLC                                                                       CA

Kennedy-Wilson International of New York, Inc.                                                   CA

Kennedy-Wilson Japan K.K.                                                                       Japan

Kennedy-Wilson Hong Kong, Ltd.                                                                Hong Kong

K-W Vista Del Valle, LLC                                                                         CA

Kennedy-Wilson RHA Holding Company, Inc.

Kennedy-Wilson Properties, Inc.

Kennedy-Wilson Ohio  Management Inc.                                                             OH

Kennedy-Wilson Wisconsin Management Inc.                                                         WI

Kennedy-Wilson Properties of Oregon, Ltd.                                                        OR

Kennedy-Wilson Properties of Delaware, Ltd.                                                      DE

Kennedy-Wilson D.C. Properties Ltd.                                                              DC

Kennedy-Wilson Nevada Management Inc.                                                            NV

Kennedy-Wilson Minnesota Management Inc.                                                         MN

Kennedy-Wilson Properties of Louisiana Ltd.                                                      LA

Kennedy-Wilson Properties of Maryland                                                            MD


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Kennedy-Wilson Properties of Georgia Ltd.                                                        GA

Kennedy-Wilson Properties of Oklahoma Ltd.                                                       OK

Kennedy-Wilson Properties of Connecticut Ltd.                                                    CT

Kennedy-Wilson Properties of Arizona Ltd.                                                        AZ

Kennedy-Wilson Properties Houston Center Ltd.                                                    TX

Kennedy-Wilson Properties of Texas Ltd.                                                          TX

Kennedy-Wilson Properties of Colorado Ltd.                                                       CO

Kennedy-Wilson Properties of Rhode Island Ltd.                                                   RI

Kennedy-Wilson Florida Management Inc.                                                           FL

Kennedy-Wilson Kentucky Management Inc.                                                          KY

Kennedy-Wilson Properties of Indiana Ltd.                                                        IN

Kennedy-Wilson Properties of Michigan Ltd.                                                       MI

Kennedy-Wilson Properties of Missouri Ltd.                                                       MO

Kennedy-Wilson Properties of New York Ltd.                                                       NY

Kennedy-Wilson Properties of Massachusetts                                                       MA

Kennedy-Wilson Virginia Management Inc.                                                          VA
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